Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Medical Exercise Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Degelman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2025

/s/ Matthew Degelman
Matthew Degelman
Chief Executive and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)